UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement.

On April 8, 2026, Equitable Holdings, Inc., a Delaware corporation (“Equitable”), entered into a Voting and Support Agreement (the “Voting and Support Agreement”) with Nippon Life Insurance Company, a mutual company (sougogaisha) organized under the laws of Japan (“Nippon Life”), and Corebridge Financial, Inc., a Delaware corporation (“Corebridge”) in connection with the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 26, 2026, by and among Equitable, Corebridge, Mountain Holding, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of Corebridge (“HoldCo”), Palisade Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo, and Marcy Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo.

The Voting and Support Agreement requires that Nippon Life, subject to certain limited qualifications, vote Covered Stock in favor of, and take certain other actions (or not take certain other actions, as applicable) in furtherance of, the transactions contemplated by the Merger Agreement. As used herein, Covered Stock means the number of shares of Corebridge common stock, par value $0.01 per share, that Nippon Life (a) owns of record and/or beneficially (within the meaning of Rule 13d-3 under the Exchange Act of 1934) on the record date of the Corebridge special stockholder meeting at which the transactions contemplated by the Merger Agreement will be considered and (b) has the right and ability to vote (or to direct the vote of) on the Covered Proposals (as defined in the Voting and Support Agreement) on the record date of such Corebridge special stockholder meeting. Nippon Life has also agreed in the Voting and Support Agreement not to transfer any Covered Stock prior to the approval of the Merger Agreement by Corebridge stockholders, subject to certain exceptions.

The Voting and Support Agreement contains a covenant that obligates Nippon Life to use its reasonable best efforts to obtain regulatory and governmental approvals in furtherance of the transactions contemplated by the Merger Agreement. In connection therewith, Nippon Life is obligated to keep Equitable and Corebridge apprised of any substantive communication with regulators and the status of such regulatory and governmental approvals.

In addition, the Voting and Support Agreement provides that, at the closing of the transactions contemplated by the Merger Agreement, HoldCo and Nippon Life will enter into (a) a Stockholder’s Agreement (the “New Stockholder’s Agreement”) and (b) a Registration Rights Agreement (the “New Registration Rights Agreement”), in each case, substantially in the form attached to the Voting and Support Agreement. Upon the entry into such agreements (as applicable), the Stockholder’s Agreement, dated as of December 9, 2024, by and between Nippon Life and Corebridge (the “Existing Stockholder’s Agreement”) will automatically terminate (in accordance with its terms) and the Registration Rights Assignment Agreement, dated as of December 9, 2024, by and between Nippon Life, Corebridge and the other parties thereto (the “Existing Registration Rights Agreement”) will automatically terminate (in accordance with its terms). The terms and conditions of the New Stockholder’s Agreement and the New Registration Rights Agreement are substantially similar to the terms of the Existing Stockholder’s Agreement and the Existing Registration Rights Agreement, respectively.

The Voting and Support Agreement will terminate upon the earlier of the closing of the transactions contemplated by the Merger Agreement, the termination of the Merger Agreement in accordance with its terms and certain other specified events.

The foregoing description of the Voting and Support Agreement is qualified in its entirety by the full text of the Voting and Support Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits

10.1	Voting and Support Agreement, dated as of April 8, 2026, by and among Equitable Holdings, Inc., Corebridge Financial, Inc., and Nippon Life Insurance Company*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. Equitable agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that Equitable may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

2

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K includes statements, which, to the extent they are not statements of historical or present fact, constitute “forward looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements, and any related oral statements, can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “forecasts,” “intends,” “targets,” “plans,” “estimates,” “anticipates,” “goals,” “guidance,” “formidable,” “preliminary,” “objective,” “continue,” “drive,” “improve,” “superior,” “robust,” “positioned,” “resilient,” “vision,” “potential,” “immediate,” and similar expressions or the negative of those expressions or verbs. We caution you that forward-looking statements are not guarantees of future performance or outcomes. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside our control. These statements include, but are not limited to, statements about the expected timing and completion of the proposed transaction between Equitable and Corebridge (the “Proposed Transaction”), the anticipated benefits of the Proposed Transaction, including estimated synergies and projected cost savings, and plans and expectations for Equitable, Corebridge or their new parent company after completion of the Proposed Transaction.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors include, among others, the ability to complete the Proposed Transaction on the timeframe or on the terms currently anticipated or at all, including due to a failure to obtain requisite stockholder, stock exchange, regulatory, governmental or other approvals; risks related to difficulties, inabilities or delays in integrating the parties’ businesses; the ability to realize the anticipated benefits of the Proposed Transaction, including estimated run-rate expense synergies and projected cost savings at the times, and to the extent, anticipated, as well as expected operating earning and cashflow generation; the occurrence of any event, change or other circumstance that could give rise to the right of either or both parties to terminate the merger agreement; the potential impact of the announcement or consummation of the Proposed Transaction on Equitable or Corebridge’s stock price and on their respective business, contractual and operational relationships (including with regulatory bodies, employees, suppliers, clients and competitors); risks related to business disruptions from the Proposed Transaction that may harm the business or current plans and operations of either or both parties, including diversion of management time from ongoing business operations; the risk that the Proposed Transaction and its announcement could have an adverse effect on the ability of either or both parties to hire and retain key personnel; the parties’ ability to raise debt on favorable terms or at all; the outcome of any legal proceedings that may be instituted against Equitable, Corebridge, their new parent company or their respective directors; restrictions on the conduct of Equitable and Corebridge’s respective businesses prior to Closing and on each their ability to pursue alternatives to the Proposed Transaction; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unforeseen or unknown liabilities; the deterioration of economic conditions; geopolitical tensions; the potential impact of a downgrade in Equitable or Corebridge’s Insurer Financial Strength ratings or credit ratings or of the new parent company of Equitable and Corebridge following completion of the Proposed Transaction; other factors that may affect future results of Equitable and Corebridge; and management’s response to any of the aforementioned factors.

The foregoing list of factors is not exhaustive. You should carefully consider these factors and the other risks and uncertainties described in the “Risk Factors” section of the new parent company’s Registration Statement on Form S-4 discussed below and other documents filed or furnished by Equitable and Corebridge from time to time with the U.S. Securities and Exchange Commission (“SEC”), including their Annual Reports on Form 10-K for the year ended December 31, 2025. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither Equitable nor Corebridge presently know or that Equitable and Corebridge currently believe are immaterial that could also cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Equitable and Corebridge’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Equitable and Corebridge anticipate that subsequent events and developments will cause Equitable and Corebridge’s assessments to change. While Equitable and Corebridge may elect to update these forward-looking statements at some point in the future, Equitable and Corebridge specifically disclaim any obligation to do so, unless required by applicable law. Neither Equitable nor Corebridge gives any assurance that Equitable, Corebridge or their new parent company will achieve the results or other matters set forth in the forward-looking statements.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equitable Holdings, Inc.

By:	/s/ Ralph Petruzzo
Name:	Ralph Petruzzo
Title:	Deputy General Counsel

Date: April 8, 2026

4